Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events
Subsequent events

    28       Subsequent events

a)  Acquisition of Movidesk

On December 21, 2021 , Zenvia Inc, signed a memorandum of intention for a direct acquisition of 100% of the share capital of Movidesk Ltda. – Movidesk, which is a company focused on customer service solutions to define workflows, provide integration with communication channels and monitor tickets through dashboards and reports.

The closing of the transaction is subject to precedent conditions and is expected to be completed in April 2022.

b)  Zenvia to accelerate D1 integration

On February 15, 2022 ZENVIA Inc. announced that will accelerate D1 integration, streamlining platform and team integrations. The new agreement provides that Zenvia will pay certain former shareholders of D1 a total amount of R$164 million in three fixed installments, of which (i) R$94 million was paid on February 15, 2022, (ii) R$30 million was paid in March 02, 2022, and (iii) R$40 million will be paid by March 31, 2023. Such fixed installments substitute the previously agreed earn-out installments payable in connection with the D1 Acquisition, which were previously estimated to amount to R$225 million in aggregate. In addition, and as result of this agreement, Fernando Jorge Wosniak Steler resigned from his position as a member of our board of directors and will also stand down from his position as D1 CEO.